UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

Paymentus Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40429	45-3188251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11605 North Community House Road, Suite 300
Charlotte, North Carolina		28277
(Address of Principal Executive Offices)		(Zip Code)

(888) 440-4826 Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, the board of directors (the “Board”) of Paymentus Holdings, Inc. (the “Company”) adopted the Company’s 2023 Executive Incentive Compensation Program (the “2023 Program”), which was established under the Company’s Executive Incentive Compensation Plan (“EIP”). The Board’s adoption of the 2023 Program followed the recommendation of the Compensation Committee (the “Committee”) of the Board, after a review by the Committee of the Company’s executive compensation program and feedback on plan design from the Committee’s independent compensation consultant.

The name, position, current 2023 base salary and full-year target bonus amount of each of the Company’s executive officers participating in the 2023 Program is as follows:

Name	Position	2023 Base Salary	Target Bonus as a % of 2023 Base Salary
Sanjay Kalra	Senior Vice President and Chief Financial Officer	$500,000	100.0%
Jerry Portocalis	Chief Commercial Officer	$420,000(1)	62.5%
Andrew Gerber	General Counsel and Secretary	$341,250(1)	61.5%

_____________________________

(1) Represents a 5% increase over the 2022 base salary of Messrs. Portocalis and Gerber.

Although the Committee desired to include Dushyant Sharma, the Company’s President and Chief Executive Officer, in the 2023 Program at a target bonus opportunity equal to 192.9% (or $675,000) of his current base salary of $350,000, Mr. Sharma informed the Committee that he will not accept any award that may be earned under the 2023 Program and has requested that any such funds be reinvested in the Company to accelerate growth. The Committee agreed to support Mr. Sharma's decision.

The performance components under the 2023 Program are equally weighted and consist of (i) gross revenue (“Revenue”), (ii) non-GAAP contribution profit (“CP”), (iii) Adjusted EBITDA, (iv) Adjusted EBITDA less capitalized software (“Adjusted EBITDA-LCS”), and (v) bookings annual contract value (“Bookings”), with a performance target established for each such component for the fiscal year ending December 31, 2023. Each component under the 2023 Program may be achieved and a corresponding payout made independent of the other components, but the minimum threshold (as described below) for at least three of the five components must be achieved before any bonus payments will be made.

Under the 2023 Program, (i) a minimum threshold equal to 90% of the Revenue and CP targets must be met before any bonus payments will be made with respect to such components, and in the event either of the Revenue or CP targets are achieved at a level above 100% of the target for such components, the participant may receive up to an additional 10% payout with respect to such components and (ii) a minimum threshold equal to 80% of the Adjusted EBITDA, Adjusted EBITDA-LCS, and Bookings targets must be met before any bonus payments will be made with respect to such components, and in the event any of the Adjusted EBITDA, Adjusted EBITDA-LCS, or Bookings are achieved at a level above 100% of the target for such components, the participant may receive up to an additional 10% payout with respect to such components.

Payment of bonus amounts earned, if any, under the 2023 Program will be made following approval by the Audit Committee of the Board of the Company’s 2023 audited financial statements.

Unless otherwise determined by the Committee, participants in the 2023 Program must remain employed by the Company through the date that any bonus amount is paid in order to qualify for the bonus payment. The Board and the Committee, each in its sole discretion, generally retain the right to amend, supplement, supersede or cancel the 2023 Program for any reason, and reserve the right to determine whether and when to pay out any bonus amounts pursuant to or outside of the 2023 Program, regardless of the achievement of the performance targets.

The EIP under which the 2023 Program was established is filed as Exhibit 10.3 to our Annual Report on Form 10-K for the year ended December 31, 2022 and described in our Definitive Proxy Statement, dated April 21, 2023, under the heading “Executive Compensation—Non-equity Incentive Plan Compensation.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1. elected three Class II Directors nominated to serve on the Company’s Board of Directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2. ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023; and

3. approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law.

A more complete description of each item is set forth in the proxy statement for the Annual Meeting (the “Proxy Statement”).

As of the record date for the Annual Meeting, there were 20,039,322 shares of the Company’s Class A common stock and 103,306,842 shares of the Company’s Class B common stock issued and outstanding. Each share of Class A common stock was entitled to one vote on each matter properly brought before the Annual Meeting, and each share of Class B common stock was entitled to ten votes on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a class. Votes representing approximately 98% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the three nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jody Davids	1,032,046,672	931,797	2,824,099
Adam Malinowski	1,031,861,933	1,116,536	2,824,099
Gary Trainor	1,031,728,368	1,250,101	2,824,099

Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,035,798,341	3,961	266	N/A

Item 3—Approval of Amendment to Amended and Restated Certificate of Incorporation

The amendment to the Company’s Amended and Restated Certificate of Incorporation was approved by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,026,721,650	6,255,286	1,533	2,824,099

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMENTUS HOLDINGS, INC.

Date:	June 5, 2023	By:	/s/ Dushyant Sharma
Dushyant Sharma Chairman, President and Chief Executive Officer